January 2015 Visteon Corporation Deutsche Bank Global Auto Industry Conference EXHIBIT 99.1 Strictly Private and Confidential

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to:
Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.
conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford's and Hyundai-Kia’s vehicle production volumes, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest;
our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms;
our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated;
our ability to satisfy pension and other post-employment benefit obligations;
our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis;
general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations;
increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and
those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December
31, 2013).
Forward-Looking Information

Because not all companies use identical calculations, Adjusted EBITDA, Free Cash Flow and Adjusted Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies.
In order to provide the forward-looking non-GAAP financial measures for full-year 2014,
2015 and 2018, the Company is providing reconciliations to the most directly comparable
GAAP financial measures on the subsequent slides. The provision of these comparable
GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.
Use of Non-GAAP Financial Information

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Visteon intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Visteon will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND
SECURITY HOLDERS OF VISTEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY
AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN
CONNECTION WITH THE PROPOSED TRANSACTION THAT VISTEON WILL FILE WITH THE SEC
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT VISTEON AND THE PROPOSED TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Visteon with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Visteon’s website, www.visteon.com, or by contacting our
Investor Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by
phone (734) 710-5793; or via email at bkrakowi@visteon.com.
Visteon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Visteon’s stockholders with respect to the proposed transaction. Information about Visteon’s directors and executive officers and their ownership of Visteon’s common stock is set forth in the proxy statement for Visteon’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 29,
2014. Information regarding the identity of other potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.
Additional Information and Where to Find It

Today We Will …
Provide 2014 Performance Update
Discuss the Halla Visteon Climate Control Divestiture
Present the New Visteon
Update 2015 Full-Year Guidance and Objectives
Introduce Long-Term Outlook Supporting Investment Premise

2014 Update
Adjusted EBITDA (ex. Disc. Ops.)
Visteon reaffirmed full-year 2014 Adjusted
EBITDA guidance of $675 to $705 million during
our Q3 2014 earnings presentation
Implied Q4 2014 midpoint Adjusted EBITDA of
$212 million was a significant increase versus Q3
Adjusted EBITDA of $142 million, driven by:
– Strong sales growth versus Q3 2014
– Timing of commercial agreements
– Calendarization of engineering cost recoveries
– Visteon Electronics synergies / cost efficiencies
We expect Q4 2014 Electronics and Corporate
results to exceed our internal projections;
however, we expect this improvement will be
offset by lower than expected Climate results
– Climate results will include unfavorable
currency related to both hedges and the
translation of balance sheet accounts
(Midpoint)
(Dollars in Millions)
$675-705
$142
$212
Q3 2014 Actual Q4 2014 Implied
Full Year 2014
Guidance
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”

Strictly Private and Confidential January 2015 Sale of Halla Visteon Climate Control

Transaction Overview
Transaction
Visteon to sell its 70% stake in Halla Visteon Climate Control Corp. (HVCC)
to an affiliate of Hahn & Co. and Hankook Tire Co. Ltd.
– Hahn & Co.’s affiliate to purchase 50.5%
– Hankook Tire Co. Ltd. will purchase the remaining 19.5%
Price: 52,000 KRW
Transaction Value: ~$3.6 billion USD for 70% of HVCC
– Purchase price split between USD portion ($950 million) and KRW portion (fully hedged into USD)
Purchase
Price
September 30, 2014 LTM financials for 100% of HVCC
– Sales of $4.94 billion
–
Adjusted EBITDA of $507 million (excludes equity income and NCI)
HVCC Key
Financials
Expects ultimate tax exposure, after consideration of Visteon's tax attributes, to range between $295 million and $425 million, as a function of final resolution of sovereign tax issues
Visteon is pursuing opportunities to further reduce this tax liability
Transaction Has Unanimous Support from Visteon’s Board of Directors
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Tax
Implications

Transaction Rationale
A Sale of HVCC Unlocks Significant Value for Visteon Shareholders
Results in a pure-play, world-class auto electronics / connected car company
–
One of the world’s top three auto electronics suppliers of connectivity, infotainment, driver information and controls
–
Well-capitalized with expected cash proceeds of $3.0+ billion from sale of HVCC, providing flexibility to enhance value of existing Electronics assets or return capital to shareholders
–
Two separate management teams, boards and capital structures
–
HVCC was 70% owned by Visteon and 30% publicly traded in Korea
–
There were complexities and inefficiencies bringing cash from HVCC to Visteon
–
There were limited synergies between HVCC and Visteon
Expected to unlock significant value for Visteon shareholders
–
Historically, Visteon has traded at a discount to the sum-of-the-parts
Allows Visteon shareholders to monetize HVCC assets at premium multiple, capitalizing on today’s strong M&A environment

Please see important disclosures regarding “Forward Looking Information“
HVCC and Visteon Electronics have largely functioned as separate companies

Purchase Summary
(U.S. Dollars in Millions, unless otherwise noted)
(1) Excludes transaction fees and expenses.
(2) Estimated purchase price per share in USD using 1,096 KRW / USD rate to convert Korean Won portion of proceeds (hedge option rate).
(3) 70% of total Halla shares outstanding of 106.76 million.
HVCC
Purchase Price per Share (KRW) 52,000
Estimated USD Purchase Price per Share (2) $47.58
70% of HVCC Shares Outstanding (Millions) (3)
74.7
Equity Value for 70% Stake $3,555
Plus: 70% of Halla Net Debt (9/30/2014) 13
Enterprise Value for 70% Stake $3,568
Transaction Value
(1)
$3.6 Billion Enterprise Value, Including Net Debt
Please see important disclosures regarding “Forward Looking Information“

After-tax Proceeds to Visteon
Net Proceeds to Visteon
$3.0+ Billion After-tax Proceeds to Visteon
(U.S. Dollars in Millions)
Please see important disclosures regarding “Forward Looking Information“
Est. Tax Liability
Low High
Gross Proceeds $3,555 $3,555
Estimated Tax Liability
Gross Taxes Related to HVCC Sale $470 $330
Tax Benefit of Fees and Expenses (45) (35)
Net Tax Impact Related to HVCC Sale $425 $295
Estimated Transaction Fees & Expenses
Fees and Expenses $120 $100
Net Proceeds to Visteon $3,010 $3,160
• Includes fees and expenses related
to the HVCC transaction, including
legal and advisor fees, a labor
retention settlement and the cost of
currency hedging
Est. Transaction Fees / Exp.
• Tax liability could be further
reduced by an additional $100+
million related to tax savings
from unrelated actions which
will reduce taxable income in the
U.S.
• Actions include potential
restructuring and legacy facility
transition actions

Potential Uses of Cash in 2015
Estimated Cash (ex. HVCC) of ~$3.5 Billion –
Expect to Return $2.5-$2.75 Billion of Cash to Shareholders

Estimated Cash Balance
(Dollars in Millions)
Based on current market conditions and
assuming the transaction closes as
contemplated, Visteon plans to return $2.5-
$2.75 billion of cash to shareholders via a
structured series of actions including
buybacks and a special dividend which
could include a large return of capital as a
primary component, minimizing taxes for
shareholders
We will provide further details in due course,
but for now are not yet in a position to
provide more specificity. We expect these
series of actions to be completed within 12
months of the close of the transaction
Additional potential uses of cash in 2015:
–
Debt reduction (~$250 million)
–
Investments related to ex-JCI integration
for restructuring / IT (~$110 million pre-
tax; ~$72 million post-tax)
–
Value-accretive investments
Please see important disclosures regarding “Forward Looking Information“
Estimated cash balance of $3.525 billion
includes net HVCC proceeds as well as:
– Delayed proceeds related to the sale of
Yanfeng (YFV) which occurred in late 2013
– Expected costs related to legacy Europe
facility expected to be transitioned in 2015
Potential Uses of Cash in 2015
(1) Includes cash flow impacts of two significant known actions during 2015 (i.e. inflow of delayed proceeds related to the 2013 sale of YFV and costs related to a legacy facility in
Europe that is expected to be transitioned by the end of 2015) as well as the net tax impact of these two actions.
$480
~ $3,525
$3,085 ($40)
12/31/2014E Visteon
Cash Balance
(ex. HVCC)
After-tax Proceeds
from Sale of HVCC
(Midpoint)
Known 2015
Actions
(net of tax)
(1)
Estimated Cash
Balance

Strictly Private and Confidential January 2015 The New Visteon

The #3 Global Electronics Player
Please see important disclosures regarding “Forward Looking Information“
#3 provider of cockpit electronics globally
#2 driver information supplier in the world
Balanced Asia, America and Europe
footprint
Broad customer profile that includes
everything from entry-level vehicles to
high-end German luxury vehicles
Offerings across all major cockpit
electronics product lines
Balanced global manufacturing and R&D
footprint
Market-leading size and scale of R&D /
engineering resources
#3 Global Electronics Player,
with 10% Share
Positioned for Growth
The New Visteon is a World-class Cockpit Electronics Ecosystems Enterprise with More than $3 Billion in Annual Sales
Conti
17%
Panasonic
5%
Delphi 5%
Bosch 4%
Pioneer 4%
Others
30%
Alpine
7%
Harman
8%
Visteon
10%
Denso
10%
0%

Visteon's
Electronics World
Corporate Headquarters
Manufacturing Facilities
Global Technical Centers
Regional Customer & Technical Centers

Balanced Global Manufacturing and R&D Footprint

Americas Europe China Asia Pacific Japan
Global Technical Centers
Holland, MI, US
Van Buren Township, US
Cergy, FR
Chelmsford, GB
Karlsruhe, DE
Sofia, BG
Shanghai * Chennai, IN
Regional Customer &
Technical Centers
Chihuahua, MX
São Paolo, BR
Binley, GB
Kerpen, DE
Monheim, DE
Palmela, PR
Paris, FR
Sophia Antipolis, FR
Changchun *
Xuzhou *
Pune, IN
Seoul, KR
Hiroshima
Nagoya
Yokohama
Manufacturing Sites
Chihuahua, MX x2
Gravatai, BR
Manaus, BR
Reynosa, MX
Bir El Bey, TN
La Ferté Bernard, FR
Namestovo, SK
Palmela, PR
Skopje, MK
Vladimir, RU *
Changchun x2 *
Chongqing  x3
*
Shaoxing *
Shanghai x2 *
Xuzhou *
Bogor, ID *
Chennai, IN
Cheonan, KR
Rayong, TL
Hiroshima
Corporate Headquarters
Grace Lake Corporate Center, Van Buren Township, Michigan, USA
* = JV

Diversified Sales Footprint
Diverse Product, Regional and Customer Sales Profile
Visteon Electronics 2014E Sales Breakdown (Adjusted to Include Full Year of ex-JCI Electronics)
By Product By Region By Customer
Please see important disclosures regarding “Forward Looking Information“
Instrument
Clusters &
Displays
57%
Audio &
Infotainment
27%
Vehicle
Electronics
10%
Controls
6%
Ford
34%
Renault/
Nissan
14%
Mazda
9%
BMW
6%
GM /
SGM
5%
Honda
5%
Other
27%
EU
36%
AP
32%
NA
29%
SA
3%

Cockpit
Domain
Controllers

Leader in Cockpit Electronics
Audio
Body &
Security
Controls
Center
Information
Displays
Infotainment
Driver
Information
Modules
Head Up
Displays
Connectivity
& Telematics

Visteon

LightScape™

55

Autonet
Autonet
KEYCHAIN
APPS
KEYCHAIN
APPS

Innovative Products and Platforms
SmartCore
TM
Cockpit Domain Controllers
OpenAir
TM
Connected Infotainment
Infotainment
Head Units
Driver Information
Modules
Visteon is Recognized as a Product and Innovation Leader in the Electronics Space
LightScape
TM
Driver Information Modules
Connectivity
Gateways
Rear-Seat
Entertainment Displays
Head-up
Displays
Body Control
Modules
Please see important disclosures regarding “Forward Looking Information“

2025 2020 2017 2015 2015 2017 2020 2025
Cockpit
Electronics
Connected World HMI
3G TCU
Remote
CCS
App
Key Fob
Multi
Cast
FOTA
5G TCU
Car
Play
Google
OAA
Wireless
Charging
NFC
Connected
ADAS
Digital
Cluster
Combiner
HUD
Cloud
Services
Wireless
Gateway
4G WiFI
TCU
WVGA
Displays
HD
Displays
OLED
Display
V2X
TCU
Autonomous
Vehicle
Controller
Hyper
Connectivity
Intelligent
Transportation
System
ADAS
Sensor
Fusion
Connected
Infotainment
ICP
Voice
Controls
Haptic
Feedback
Remote
HMI Controller
Precision
Mechanical
Large
HUD
Augmented
Reality
HUD
Proximity
Sensing
Gesture
Controls
Cockpit
Fusion
Controller
Plug & Play
Hardware
Hybrid
Cluster
Enhanced
CID
Open
Source
Software
Natural
Language
Mobile
Personalization
Adaptive
Learning
Artificial
Intelligence
Eye
Tracking
Smart
Antenna
Auto
Ethernet
Multi
Modal
HMI
Dual Layer
Display
3D GPU
Performance
UI.
Cockpit
SW & HW
Virtualization
Biometric
Feedback
3D
Audio
Zones
Active
Noise Cancellation
Head
Tracking
HMI
Abstraction
Morphing
Surfaces
Freeform
Display
Enterprise
Security
Data
Analytics
Super
Integration
Cockpit Convergence
Wearable
Integration
Analog
HUD
Contextual
HMI
Cognitive
Operations
Controller
D3COS
Partial
Autonomous
Market Leader Through Strong Product / Technology Pipeline
Pipeline of Game-Changing Technologies
Please see important disclosures regarding “Forward Looking Information”

2015: Building a Strong Foundation for Future Growth
2015 Will Be a Transitional Year for Visteon –
We Will Make $110 Million in Investments to Position Visteon for the Future
The New Visteon is a world-class Electronics organization today
– More than $3 billion in annual sales
– #3 provider of cockpit electronics in the world, with 10% global market share
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Near-term sales growth will reflect softness in ex-JCI portfolio; however, EBITDA growth will be robust, driven by synergies and corporate cost savings
– 5% Sales CAGR from 2014-2018
•
Slightly below estimates for Visteon Electronics (excluding ex-JCI ) as ex-JCI business was awarded lower levels of new business during the divestiture process
– 15% Adjusted EBITDA CAGR from 2014-2018
Additionally, we will take actions to drive continued growth in sales and margins
– Win new business to bolster $500 million current sales backlog
– On track to deliver $40-70 million in annual Electronics synergies by end of 2016
In 2015, we will invest $110 million to position Visteon for the future
(Free Cash Flow for the year will be impacted by these investments)
– Restructuring cash of $55 million to right-size SG&A and engineering staffs
– IT decentralization and integration costs of $40 million
– Professional fees, excluding HVCC transaction fees, of $15 million

Ex-JCI Acquisition Helped Accelerate 2014 Bookings
(Dollars in Billions)
(1) Adjusted to include YFVE beginning on January 1, 2013.
(2) Adjusted to include ex-JCI Electronics beginning on January 1, 2014.
Visteon Electronics Incremental New Business Wins and Rewins
Please see important disclosures regarding “Forward Looking
Information“ and “Use of Non-GAAP Financial Information”
Visteon Electronics Had Record Wins and Rewins of $1.3 Billion During 2014 –
Ability to Win Future Business Significantly Improved Given Combination with ex-JCI
(1)
(2)
Visteon Electronics won record $1.3 billion in new and rewin business during 2014
The ex-JCI business has contributed meaningfully to our wins during 2014
– The ex-JCI business was winning limited business pre-integration with Visteon and had a negative backlog; however, since the integration, we have already started to see significant acceleration in the combined business’s ability to win new business
– Customers have been attracted to the combined capabilities and we anticipate higher annual sales growth rates beyond our projection period as a result
~$3.1B
FY 2014E
Sales
(2)
$1.3B
~$500M
~$800M
$0
FY 2013 FY 2014
~$300M
~$300M
~($5M)
$0.6B
Rewins
Incremental
Wins
Memo: Lost
$0.4
$0.5
$0.6
$1.3
2011 2012 2013 FY 2014

user experience insight

automotive intellect

innovation portfolio

superior global reach

The Future: A World-Class, Innovation Leader
World’s #3 provider of cockpit electronics
Broad customer profile
Offerings across all major cockpit electronics products
Balanced global manufacturing and R&D footprint
Market-leading size and scale of R&D resources
Visteon is a Market Leader Today and Will Be an Even Stronger Player in the Future
as We Realize Synergies Related to the Integration of Visteon, YFVE and ex-JCI Electronics
The New Visteon Advantage
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”

Strictly Private and Confidential January 2015 2015 Guidance (Excludes Full Year of Climate Product Group)

2015 Expected Volume Growth of 3.6% Versus 2014
2015 Full-Year Volume Outlook

IHS full-year 2015 forecast up 3.6% vs. 2014
– Driven by higher volumes in all regions
– Asia growth is strongest growing region, at 4.8% year-over-year
Please see important disclosures regarding “Forward Looking Information“
Note:  Global vehicle production volumes based on IHS December forecast.
(1) Adjusted to include a full year of ex-JCI Electronics business.
(1)
Visteon
Electronics Global Vehicle Production 2015
(Units in Millions)
Adj. 2014E Sales 2014E 2015E B/(W) 2014
Europe 36% 20.0 20.4 2.0%
Asia 32 44.5 46.7 4.8
North America 29 17.0 17.4 2.4
South America 3 3.8 3.9 0.4
Other - 1.9 2.0 7.9
Total 100% 87.2 90.3 3.6%

Exchange Rate Assumptions
2015 FY Impact of Movements in FX Rates
(1) As of January 5, 2015.
(1)
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Visteon 2015 Forecasted Exchange Rates Set During November 2014 –
Present Spot Rates Indicate $10 Million Net Risk to 2015 Adjusted EBITDA Guidance
2015E Current Spot vs. Impact on
Budget Spot Budget EBITDA
$ / Euro $1.28 $1.19 6.9%
$ / Euro (Hedged Rate) $1.29 $1.23 4.7%
Japanese Yen / $ 106.0 119.8 13.0%
Mexican Peso / $ 12.85 14.97 16.5%
FY EBITDA Impact FY 2015E
Unit Change Unit Change per Unit Change EBITDA Impact
$ / Euro $0.01 / Euro $3.0 ($27)
Japanese Yen / $ 1 JPY / $ 0.4 6
Mexican Peso / $ 0.10 MXP / $ 0.3 6
Hedging Impact (Euro, Yen, Peso) 9
All Other (4)
Estimated Exchange Impact to EBITDA ($10)
Memo: Est. Exchange Impact on Capex $3
Memo: Est. Exchange Impact on Restructuring 3

Strong Backlog
(Dollars in Millions)
2015-2018 Backlog (ex. Climate Product Group)

Visteon defines backlog as new
incremental business net of lost
business which will launch over the
next four years
–
Visteon has updated its definition of
backlog to reflect the next four
years, where we previously reported
a three-year backlog
The four-year backlog at last year’s
Deutsche Bank Conference would
have been approximately $100 million
for the Electronics business
In 2014, Visteon won over $800 million
in incremental new business, the
majority of which will launch by 2018
Visteon Electronics Four-Year (2015-2018) Backlog is $500 Million
Please see important disclosures regarding “Forward Looking Information“
$85
$500
$245
$55
$115
2015 2016 2017 2018 2015 -2018
Cumulative

The New Visteon (Post Sale of HVCC)
The New Visteon Comprises Electronics, the Other Product Group and Corporate –
The Other Product Group Represents a Legacy Facility in Europe that Will be Sold in 2015 –
Going Forward, Visteon Will Comprise Visteon Electronics and a Small, Corporate Center
Visteon Electronics
2015E financials:
– Sales: $3.2B
– EBITDA: $280-$300M
Comprises:
– Historical Visteon
Electronics
– ex-JCI Electronics
– YFVE
Other Product Group Corporate Costs
2015E financials:
– Sales: $100M
– EBITDA: $0
Represents a legacy facility
in Europe that is expected to
be transitioned by the end of
2015
2015E financials:
– Sales: $0
– EBITDA: ($45)-($55M)
Corporate costs include HR,
finance, legal, compliance,
risk management, and IT
costs that are incurred
centrally by Visteon
With the sale of our interiors
operations and HVCC, we
have the ability to cut these
costs further and will focus
on this effort through 2015
Note: Assumes sale / exit of orphan climate facilities as well.
The New Visteon (Post Sale of HVCC)
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”

Corporate Cost Savings
(Dollars in Millions)
Visteon Has Identified Plans to Realize $14 Million of Corporate Cost Savings in 2015,
Reducing Visteon’s Full-Year 2015 Expected Corporate SG&A Costs to $50 Million
Visteon corporate SG&A comprises
costs that are held centrally at Visteon
and not billed to the product groups
– Largely related to IT, finance, HR,
and legal costs as well as incentive
compensation costs related to these
corporate employees
During 2014, Visteon took actions to
reduce corporate SG&A by $6 million
– However, 2014 corporate costs are
expected to increase by $1 million
Y/Y as 2013 benefited from $7 million
of costs reimbursements from the
buyer of our Lighting business
Visteon has identified actions to further
reduce overhead costs by $14 million
during 2015
Visteon Corporate SG&A Costs
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
$59
$60
$50
$7
($6)
$4
($14)
FY 2013
Corporate
Costs
Non-
Recurrance
of 2013
Varroc
Payments
SG&A
Savings
FY 2014E
Corporate
Costs
Non-
Recurrence
of 2014
Billouts
SG&A
Savings
FY 2015E
Corporate
Costs
(Midpoint)
Interiors

2015 Guidance
(ex. Climate Product Group)
(1)
Please see important disclosures regarding “Forward Looking
Information“ and “Use of Non-GAAP Financial Information”
2015 Guidance Excludes Climate Product Group –
Adjusted EBITDA Guidance of $240 Million
2015 Guidance
(Mid-point)
Sales $3.3 B
Adjusted EBITDA (ex. Eq Inc / NCI)
$240 M
Adjusted Free Cash Flow
(ex. Investments Primarily Related to Restructuring and IT)
$20 M
Other Selected Items:
2015 Guidance
(Mid-point)
Depreciation and Amortization $85 M
Cash Taxes – Operating Only $75 M
Investments Primarily Related to Restructuring and IT $110 M
Capital Spending $100 M
(1) Excludes HVCC Climate as well as legacy Climate operations.

$20M
$3.3B
$240M
2018 Targets
(ex. Climate Product Group)
(1)

Sales
2018
vs. 2015
40%
Memo: Adjusted
Free Cash Flow
Please see important disclosures regarding “Forward Looking Information“
and “Use of Non-GAAP Financial Information”
2018E
Target
(Mid-point)
$105M
$3.7B
2015E
Guidance
(Mid-point)
Adjusted
EBITDA
(1) Excludes HVCC Climate as well as legacy Climate operations.
(2) Growth rate adjusted to exclude $100 million of Other Product Group (Interiors-related) sales in 2015.
$335M
(2)
Memo: Electronics
Memo: Electronics
$3.2B
$290M
$3.7B
$375M
16%

2018 vs. 2015 Adjusted EBITDA Drivers
(ex. Climate)
(1)
2018 Adjusted EBITDA Target
(Dollars in Millions)
2018 Adjusted EBITDA Target of $335 Million –
40% Increase vs. 2015 Driven by Launch of New Business and Cost Savings
Volume /
New Business Wins
Electronics
Synergies and Other
Cost Savings
Corporate Cost
Savings
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Memo:
Electronics
$290M $375M
Note: Based on mid-point of Guidance.
(1) Excludes HVCC Climate as well as legacy Climate operations.
$240
$335
2015 Adjusted
EBITDA
(ex. Climate)
2018 Adjusted
EBITDA
(ex. Climate)

Near-Term Objectives
Grow Electronics Business
Achieve strong sales growth through launch of $500 million backlog
Bolster #3 global electronics market position via continued new business wins
Continue to develop world-class electronics (connected car) technology portfolio
Deliver Electronics-Related Synergies and Cost Savings
Execute plans to deliver $40-70 million in annual savings by end of 2016
Realize 9% Adjusted EBITDA margins in 2018
Complete Exit of Legacy Issues and Address Overhead Cost Structure
Complete sale of remaining Interiors during 2015 (legacy Europe facility)
Drive further fixed cost / SG&A reductions to achieve lean overhead structure
Drive Shareholder Value
Use cash proceeds from sale of HVCC to create most value for shareholders
Continue to return cash to shareholders through share buybacks
Evaluate potential value-creating M&A opportunities
Committed to Shareholder Value

Please see important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Strictly Private and Confidential January 2015 Appendix

Reconciliation of Non-GAAP Financial Information
Adjusted EBITDA
Free Cash Flow and Adjusted Free Cash Flow
(ex. Climate Product Group and HVCC Transaction Impacts)
2013 2014 2014 FY Guidance Implied Q4 2014 2015 FY Guidance 2018 FY Guidance
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr 3rd Qtr Low-end High-end Low-end High-end Low-end High-end Mid-point
Adjusted EBITDA (ex. Disc. Ops. and Climate PG) $225 $255 $335
Adjusted EBITDA (Climate Product Group) 555 565 765
Adjusted EBITDA (ex. Discontinued Operations) $143 $149 $126 $164 $582 $161 $175 $142 $675 $705 $197 $227 $780 $820 $1,100
Discontinued Operations (2) 14 2 4 18 9 18 (6) 25 25 4 4 - - -
Adjusted EBITDA (incl. Discontinued Operations) $141 $163 $128 $168 $600 $170 $193 $136 $700 $730 $201 $231 $780 $820 $1,100
Adjusted equity in net inc. of non-consol. affiliates (44) (45) (49) (51) (189) (2) (11) (2) (15) (15) - - (5) (5) (15)
Noncontrolling interests - Continuing Operations 14 20 17 30 81 28 26 22 110 110 34 34 110 110 185
Noncontrolling interests - Discontinued Operations 1 1 - 2 4 1 (12) - (10) (10) 1 1 - - -
Interest expense, net 10 8 9 11 38 8 6 6 30 30 10 10 30 30 30
Provision for income taxes (3) 39 23 58 117 31 41 22 135 135 41 41 120 120 215
Depreciation and amortization 60 59 60 56 235 60 61 75 268 268 72 72 295 295 340
Restructuring expense 19 2 10 5 36 1 13 9 35 35 12 12 55 55 -
Equity investment gain - - - (29) (29) - - - - - - - - - -
Gain on YFV Transaction - - - (465) (465) - - - - - - - - - -
Other income and expense 11 (3) 6 14 28 6 37 20 85 85 22 22 55 55 -
Pension settlement gain - - - - - - - (25) (25) (25) - - - - -
Other non-operating costs, net - 3 1 5 9 - 1 4 25 25 20 20 10 10 -
Stock-based compensation expense 6 4 4 3 17 3 3 3 12 12 3 3 10 10 10
Discontinued Operations - Non-EBITDA Items (2) 10 4 16 28 15 10 8 35 35 2 2 - - -
Discontinued Operations - Loss on Interiors Sale - - - - - - 173 15 350 350 162 162 - - -
Net Income (loss) attributable to Visteon $69 $65 $43 $513 $690 $19 ($155) ($21) ($335) ($305) ($178) ($148) $100 $140 $335
ex. Climate / HVCC Transaction Impacts
2015 FY Guidance 2018 FY Guidance
(Dollars in Millions)
Low-end High-end Mid-point
Cash from (used by) operating activities ($20) $20 $210
Less:  Capital expenditures 100 100 105
Free cash flow ($120) ($80) $105
Reconciliations to Adjusted Free Cash Flow (ex. Restructuring and Transformation-Related Payments)
Free cash flow ($120) ($80) $105
Exclude: Restructuring / transformation-related payments 110 110 -
Exclude: Yanfeng Proceed Taxes 10 10 -
Adjusted free cash flow $0 $40 $105

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